Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Russell 1000® Equal Weight ETF

Supplement dated November 13, 2015 to the currently effective
Summary Prospectus, Statutory Prospectus (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for the Guggenheim Russell 1000® Equal Weight ETF

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Guggenheim Russell Top 50® Mega Cap ETF and should be read in conjunction with the Prospectuses and SAI.

On October 14, 2015, the Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Guggenheim Russell 1000® Equal Weight ETF (the “Acquired Fund”) with and into the Guggenheim S&P 500® Equal Weight ETF (the “Surviving Fund”), each a separate series of the Trust. The Agreement provides for: (a) the transfer of the assets and stated liabilities of the Acquired Fund in exchange for shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund, and (b) the pro rata distribution of shares of the Surviving Fund and cash in lieu of fractional shares of the Surviving Fund by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”).

The Reorganization is expected to be a tax-free transaction. Security Investors, LLC, the investment adviser to both the Acquired Fund and the Surviving Fund, has agreed to bear the costs (except for brokerage expenses incurred by the Acquired Fund prior to the Reorganization) directly related to the Reorganization.

The decision of the Board to reorganize the Acquired Fund is not subject to shareholder approval. However, an Information Statement that contains more information about the Reorganization and the Surviving Fund will be mailed to Acquired Fund shareholders. It is expected that the Reorganization will occur on or after January 26, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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